Exhibit 10.22

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of October 22, 2004, by and among NETMANAGE, INC., a Delaware corporation (the “Company”), and the shareholders of Common Stock listed on the signature pages hereto (“Holders”). Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Purchase Agreement (as defined below).

RECITALS

WHEREAS, reference is made to that certain Stock Purchase Agreement, dated as of September 22, 2004, (the “Purchase Agreement”), by and among the Company, Librados, Inc., a Delaware corporation, and the Holders;

WHEREAS, this Agreement shall become effective upon the consummation of the transactions contemplated by the Purchase Agreement;

WHEREAS, in order to induce the Holders to enter into the transactions pursuant to which each is acquiring Common Stock, the Company has agreed to provide the registration rights set forth in this Agreement; and

WHEREAS, the execution and delivery of this Agreement is a condition to the Closing under the Purchase Agreement.

AGREEMENT

The parties hereby agree as follows:

1. DEFINITIONS

As used in this Agreement, the following terms shall have the following meanings:

“Business Day” means each Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in San Francisco, California are authorized or obligated by law or executive order to close.

“Common Stock” means the common stock, $0.001 par value per share, of the Company.

“Effective Date” means the 120th day following the Closing Date.

“Effective Period” means twelve (12) months after the Effective Date.

“Majority” means a majority in amount of the Registrable Shares.

“Person” means an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, or a governmental entity (or any department, agency, or political subdivision thereof).

“Proceeding” means an action, claim, suit or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” means the prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A promulgated pursuant to the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Shares covered by such Registration Statement, and all other amendments and supplements to any such prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference, if any, in such prospectus.

“Registrable Shares” means the Stock Consideration; provided, that all such shares shall cease to be Registrable Shares (a) upon any sale pursuant to a Registration Statement, (b) upon any sale pursuant to Section 4(1) of the Securities Act, except for transfers made thereunder by a Holder to the Holder’s spouse or children or to other Holders, provided that any such transferring Holder provides the Company with (i) written notice of such transfer and (ii) the appropriate information regarding such transferee as required to be included in the Shelf Registration, and (c) on the date on which such shares are eligible for resale pursuant to Rule 144(k).

“Registration Statement” means any registration statement of the Company that covers any of the Registrable Shares pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference, if any, in such registration statement.

“Rule 144, Rule 158, Rule 174, Rule 415, and Rule 424” each mean the rule of like number, respectively, promulgated by the SEC pursuant to the Securities Act, as each such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC as a replacement for any of such Rules and having substantially the same effect as such Rule.

“Shelf Registration” has the meaning set forth in Section 2 hereof.

“Special Counsel” means not more than one firm of attorneys representing the selling Holders, which firm shall be chosen by the Holders of a Majority of the Registrable Shares.

2. SHELF REGISTRATION

2.1. The Company agrees to file with the SEC a Registration Statement for offerings to be made on a continuous basis pursuant to Rule 415, covering all of the Registrable Shares (the “Shelf Registration”). The Shelf Registration shall be on Form S-3 under the Securities Act or an appropriate successor form. The Company shall not permit any securities other than the Registrable Shares to be included in the Shelf Registration. The Company shall use its reasonable efforts, as described generally in Section 3 hereof, to cause the Shelf Registration to be declared effective pursuant to the Securities Act not later than the Effective Date, and to keep the Shelf Registration continuously effective under the Securities Act (and pursuant to the provisions of Section 3.1.10 and subject to the limitations set forth therein, register or qualify the shares to be sold in such offering under such other securities or “blue sky” laws of such jurisdictions as is applicable to any Holder) for the Effective Period, or such shorter period ending when there cease to be outstanding any Registrable Shares.

2.2. In accordance with Section 3 hereof, the Company shall use its reasonable efforts to keep the Shelf Registration continuously effective during the Effective Period by supplementing and amending the Shelf Registration (a) as required by the rules, regulations or instructions of Form S-3 used for such Shelf Registration, (b) as required by the Securities Act, or (c) as reasonably requested by the Holders of a Majority of the Registrable Shares covered by the Registration Statement or by any underwriter of such Registrable Shares; provided, that the Effective Period shall be extended as required to permit dealers to comply with the applicable Prospectus delivery requirements of Rule 174 and as otherwise provided herein.

3. REGISTRATION PROCEDURES

3.1. In connection with the Company’s registration obligations hereunder, the Company shall effect such registration or registrations on Form S-3 for the resale of the Registrable Shares, and pursuant thereto the Company shall as expeditiously as possible take the actions specified in this Section 3.1.

(a) No fewer than five (5) Business Days prior to the initial filing of a Registration Statement or Prospectus and no fewer than three (3) Business Days prior to the filing of any amendment or supplement thereto (other than any document that would be incorporated or deemed to be incorporated therein by reference), the Company shall furnish to the Holders of the Registrable Shares and their Special Counsel copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of such Holders and their Special Counsel, and shall cause the officers and directors of the Company, counsel to the Company and independent certified public accountants to the Company to respond to such inquiries as shall be necessary in connection with such Registration Statement, in the reasonable opinion of Special Counsel to such Holders, to conduct a reasonable investigation within the meaning of the Securities Act; provided, that the Company shall not be deemed to have kept a Registration Statement effective during the applicable period if it voluntarily takes or fails to take any action that results in selling Holders of the Registrable Shares covered thereby not being able to sell such Registrable Shares pursuant to federal securities laws during that period, and the Effective Period shall be extended for the period Holders are not able to sell Registrable Securities. The Company shall not file any such Registration Statement or related Prospectus, or any amendments or supplements thereto, to which the Holders of a Majority of the Registrable Shares and their Special Counsel shall reasonably object within the time periods for review set forth above.

(b) The Company shall (a) prepare and file with the SEC such amendments, including posteffective amendments, to each Registration Statement as may be reasonably necessary to keep such Registration Statement continuously effective for the Effective Period, (b) cause the related Prospectus to be supplemented by any required Prospectus supplement and, as so supplemented, to be filed pursuant to Rule 424, (c) respond as promptly as reasonably practicable to any comment from the SEC with respect to the Registration Statement and, at the request of any Holder, as promptly as reasonably practicable, provide such Holder true and complete copies of all correspondence from and to the SEC relating to the Registration Statement and (d) comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the Holders thereof set forth in such Registration Statement as so amended or in such Prospectus as so supplemented.

(c) The Company shall notify the Holders of Registrable Shares to be sold and their Special Counsel: (a)(i) at least two (2) Business Days prior to the time a Prospectus or any Prospectus supplement or post-effective amendment is proposed to be filed and (ii) with respect to a Registration Statement or any post-effective amendment, immediately when the same has become effective, (b) if the SEC notifies the Company whether there will be a “review” of any Registration Statement, (c) of any request by the SEC or any other federal or state governmental authority for amendments or supplements to a Registration Statement or related Prospectus or for additional information, promptly, (d) of the issuance by the SEC, any state securities commission, any other governmental agency or any court of any stop order, order or injunction suspending or enjoining the use or the effectiveness of a Registration Statement or the initiation of any Proceedings for that purpose, immediately, (e) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Shares for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose, immediately, and (f) of the happening of any event that makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in such Registration Statement, Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, immediately.

(d) The Company shall use its reasonable efforts to avoid the issuance of, or if issued, to obtain the withdrawal of, any order enjoining or suspending the use or effectiveness of a Registration Statement, or to obtain the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Shares for sale in any jurisdiction, at the earliest practicable moment.

(e) The Company shall, if requested by the Holders of a Majority of the Registrable Shares being sold in connection with such offering, (a) promptly incorporate in a Prospectus supplement or post-effective amendment such information as such Holders reasonably agree is required to be included therein, and (b) make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment; provided, that the Company shall not be required to take any action pursuant to this Section 3.1.5 that would, in the opinion of counsel for the Company, violate applicable law.

(f) The Company shall furnish to each Holder of Registrable Shares and their Special Counsel, without charge, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements (but excluding schedules, all documents incorporated or deemed to be incorporated therein by reference and all exhibits, unless requested in writing by such Holder or Special Counsel).

(g) The Company shall deliver, without charge, to each Holder of Registrable Shares and their Special Counsel as many copies of the Prospectus or Prospectuses (including each form of Prospectus) and each amendment or supplement thereto as such persons reasonably request; and the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders of Registrable Shares in connection with the offering and sale of the Registrable Shares covered by such Prospectus and any amendment or supplement thereto.

(h) Prior to any public offering of Registrable Shares, the Company shall (a) use its reasonable efforts to register, qualify or cooperate with the Holders of Registrable Shares and their Special Counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Shares for offer and sale under the securities or blue sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing, and (b) keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things necessary to enable the disposition in such jurisdictions of the Registrable Shares covered by the Registration Statement; provided, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it (x) to general service of process in any such jurisdiction where it is not then so subject or (y) to any tax in any such jurisdiction where it is not then so subject.

(i) In connection with any sale or transfer of Registrable Shares that will result in such securities no longer being Registrable Shares, the Company shall cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Shares to be sold, which certificates shall not bear any restrictive legends and shall be in a form eligible for deposit with The Depository Trust Company, and to enable such Registrable Shares to be in such denominations and registered in such names as the Holders may request at least two (2) Business Days prior to any sale of Registrable Shares.

(j) The Company shall use its reasonable efforts to cause the offering of the Registrable Shares covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities within the United States (except as may be required as a consequence of the nature of such selling Holder’s business), and cooperate in all reasonable respects with the filing of such Registration Statement and the granting of such approvals as may be necessary to enable the Holder or Holders thereof to consummate the disposition of such Registrable Shares; provided, that the Company shall not be required to register the Registrable Shares in any jurisdiction that would subject it to general service of process in any such jurisdiction where it is not so subject or subject the Company to any tax in any such jurisdiction where it is not then so subject or to require the Company to qualify to do business in any jurisdiction where it is not then so qualified.

(k) The Company shall provide, prior to the effective date of the Registration Statement relating to the Registrable Shares, a CUSIP number for the Registrable Shares.

(l) The Company shall authorize for quotation on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) or the National Market System of NASDAQ all Common Stock covered by such Registration Statement, if the Common Stock is then so authorized for quotation.

3.2. The Company may require each Holder of Registrable Shares as to which any registration is being effected to furnish to the Company such information regarding the distribution of such Registrable Shares as is required by law to be disclosed in the Registration Statement, and the Company may exclude from such registration the Registrable Shares of any Holder who fails to furnish such information within a reasonable time after receiving such request.

3.3. Each Holder of Registrable Shares agrees by acquisition of such Registrable Shares that upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3.1.3(b), 3.1.3(c), or 3.1.3(e) hereof, such Holder will forthwith discontinue disposition of such Registrable Shares covered by such Registration Statement or Prospectus until such Holder’s receipt of the copies of a supplemented or amended Prospectus, or until it is advised in writing by the Company that the use of the Prospectus may be resumed, and in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus. The Effective Period shall be extended by the length of each suspension of sales occurring hereunder.

3.4. Each Holder of Registrable Shares agrees by acquisition of such Registrable Shares that upon receipt by such Holder of a certificate signed by an authorized officer of the Company certifying as to the good faith determination by the board of directors of the Company that it would be seriously detrimental to the Company for the sales of Registrable Shares pursuant to the Shelf Registration to be undertaken for a certain period of time, and that as a result it is essential to suspend sales for the period during which such sales would be seriously detrimental, such Holder will forthwith discontinue disposition of such Registrable Shares under the Shelf Registration until further notified by the Company that sales may be resumed; provided, that (a) the Company may not suspend sales for a period of more than 45 days, and (b) the Company shall not suspend sales in this manner more than once in any six month period. The Effective Period shall be extended by the length of each suspension of sales occurring hereunder.

3.5. Each Holder of Registrable Shares agrees by acquisition of such Registrable Shares that, upon receipt by such Holder of a certificate signed by an authorized officer of the Company certifying as to the good faith determination of the board of directors of the Company that it would be seriously detrimental to the Company for the Shelf Registration to be effected by the Effective Date, and that as a result, that it is essential to defer the filing of a Registration Statement with respect thereto at such time, the Company shall have the right to defer such filing for the period during which such registration would be seriously detrimental; provided, that (a) the Company may not defer the filing for a period of more than 120 days after the Effective Date, and (b) the Company shall not defer its obligation in this manner more than twice. The Effective Period shall be extended by the length of any delay in filing effected hereunder.

4. REGISTRATION EXPENSES

4.1. All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by it whether or not any Registration Statement is filed or becomes effective and whether or not any securities are issued or sold pursuant to any Registration Statement.

(a) The fees and expenses referred to above shall include, without limitation, (a) all registration and filing fees (including, without limitation, fees and expenses (i) with respect to filings required to be made with the National Association of Securities, Dealers, Inc. and (ii) in compliance with federal or state securities laws), (b) printing expenses (including, without limitation, expenses of printing certificates for Registrable Shares in a form eligible for deposit with The Depository Trust Company and of printing or reproducing Prospectuses, (c) messenger, telephone and delivery expenses, (d) fees and disbursements of counsel for the Company and Special Counsel for the Holders, in accordance with the provisions of Section 4.2 hereof, (e) Securities Act liability insurance, if the Company desires such insurance, and (f) fees and expenses of all other persons retained by the Company.

(b) Notwithstanding the foregoing or anything in this Agreement to the contrary, each Holder shall pay all underwriting discounts and commissions of any underwriters or brokers with respect to any Registrable Shares sold by it.

4.2. In connection with any registration hereunder, the Company shall reimburse the Holders of the Registrable Shares being registered or tendered for in such registration for the reasonable fees and disbursements of their Special Counsel, subject to the provisions of Section 4.1.

5. INDEMNIFICATION

5.1. The Company agrees to indemnify and hold harmless, to the extent permitted by law, each Holder of Registrable Shares, its officers and directors and each Person that controls such Holder (within the meaning of the Securities Act) against any losses, claims, damages, liabilities, joint or several, to which such Holder or any such director or officer or controlling Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (a) any untrue statement of material fact contained (i) in any Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or (ii) in any application or other document or communication (in this Section 5 collectively called an “application”) executed by or on behalf of the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify any securities covered by such Registration Statement under the “blue sky” or securities laws thereof, or (b) any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse such Holder and each such director, officer and controlling Person for any legal or any other reasonable expenses incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission, made in such Registration Statement, any such Prospectus or preliminary Prospectus or any amendment or supplement thereto, or in any application, in reliance upon, and in conformity with, written information prepared and furnished to the Company by, or on behalf of, such Holder or any of its directors, officers, employees, or agents expressly for use therein or by such Holder’s failure to deliver a copy of the Registration Statement or Prospectus or any amendments or supplements thereto after the Company has timely furnished such Holder with a sufficient number of copies of the same.

5.2. In connection with any Registration Statement in which a Holder of Registrable Shares is participating, each such Holder will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such Registration Statement or Prospectus and, to the extent permitted by law, will indemnify and hold harmless the Company, its directors, officers, agents, employees and each other Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities, joint or several, to which the Company or any such director or officer or controlling Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (a) any untrue or alleged untrue statement of material fact contained in the Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or in any application or (b) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that such untrue statement or omission is made in such Registration Statement, any such Prospectus or preliminary Prospectus or any amendment or supplement thereto, or in any application, in reliance upon and in conformity with written information prepared and furnished to the Company by such Holder expressly for use therein, and such Holder will reimburse the Company and each such director, officer and controlling Person for any legal or any other expenses incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided that the obligation to indemnify will be individual, not joint and several, to each Holder and will be limited to the net amount of proceeds received by such Holder from the sale of Registrable Shares pursuant to such Registration Statement.

5.3. Any Person entitled to indemnification hereunder will (a) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give such prompt notice shall not impair any Person’s right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (b) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

5.4. The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of securities. If the indemnification provided for in Section 5.1 from the Company is held by a court of competent jurisdiction to be unavailable to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to herein, then the Company, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the Company and the indemnified party, as well as any other relevant equitable considerations; provided, however, that no contribution by any Holder, when combined with any amount paid by such Holder pursuant to Section 5.2, shall exceed the net proceeds from the offering received by such Holder. The relative faults of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by, or relates to information supplied by, the Company or such indemnified party, and the Company’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities or expenses referred to above shall be deemed to include, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the preceding sentences. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this Section 5.4).

6. RULE 144

During the Effective Period, the Company shall use its reasonable efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner, and if at any time it is not required to file such reports but in the past had been required to or did file such reports, it will upon the request of any Holder of Registrable Shares make available other information as required by, and so long as necessary to permit, sales of its Registrable Shares pursuant to Rule 144.

7. MISCELLANEOUS

7.1. Information. The Company and each Holder shall cooperate with each other in supplying such information as may be necessary for any of such parties to complete and file any information reporting forms presently or hereafter required by the SEC or any similar authority administering the securities laws of any jurisdiction where the Registrable Shares are proposed to be sold.

7.2. Nominees. In the event that any Registrable Shares are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election, be treated as the Holder of such Registrable Shares for purposes of any action by any Holder or Holders of Registrable Shares pursuant to this Agreement or any determination of any number or percentage of shares of Registrable Shares held by any Holder or Holders of Registrable Shares contemplated by this Agreement. If the beneficial owner of any Registrable Shares elects to be treated as the Holder for such purposes, the Company may require assurances reasonably satisfactory to it of such owner’s beneficial ownership of such Registrable Shares.

7.3. Remedies. In the event of a breach by the Company, or by a Holder of Registrable Shares, of any of their obligations under this Agreement, each Holder of Registrable Shares or the Company, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement.

7.4. No Piggyback on Registrations. The Company shall not grant to any of its security holders (other than the Holders of Registrable Shares in such capacity) the right to include any of its securities other than Registrable Shares in any Shelf Registration pursuant to the terms of this Agreement.

7.5. Amendments and Waivers. No provision of this Agreement may be amended, modified or supplemented, and no waiver or consent to departures from the provisions hereof may be given, without the written consent of the Company and the Holders of a Majority of the Registrable Shares.

7.6. Notices. All notices and other communications provided for herein shall be made in writing by hand-delivery, next-day air courier, certified first-class mail, return receipt requested, or by facsimile:

(a) if to the Company, as provided in the Purchase Agreement;

(b) if to the Holders, as provided in the Purchase Agreement; or

(c) if to any other person who is then the registered Holder of any Registrable Shares, to the address of such Holder as it appears in the Common Stock register of the Company.

Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given (i) when delivered by hand, if personally delivered, (ii) one Business Day after being timely delivered to a next-day air courier, (iii) five Business Days after being deposited in the mail, postage prepaid, if mailed, and (iv) when receipt is acknowledged following facsimile.

7.7. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder of Registrable Shares. The Company may not assign its rights or obligations hereunder without the prior written consent of each Holder of Registrable Shares. Notwithstanding the foregoing, no transferee of the Shareholders or a Holder shall have any of the rights granted under this Agreement until such transferee shall acknowledge its rights and obligations hereunder by a signed written statement of such transferee’s acceptance of such rights and obligations.

7.8. Governing Law, Submission to Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the state of Delaware, as applied to contracts made and performed within such state without regard to its principles of conflicts of laws.

7.9. Severability. The remedies provided herein are cumulative and not exclusive of any remedies provided by law. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

7.10. Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. All references made in this Agreement to “Section” and “paragraph” refer to such Section or paragraph of this Agreement, unless expressly stated otherwise.

7.11. Attorneys’ Fees. In any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the prevailing party, as determined by the court, shall be entitled to recover its reasonable attorneys’ fees in addition to any other available remedy.

7.12. Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement.

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of the date first written above.

COMPANY:

NETMANAGE, INC.,
a Delaware corporation

By:	/s/ Zvi Alon
Name:	Zvi Alon
Title:	President & CEO

THE HOLDERS:

/s/ David James Richard
David James Richards

/s/ James Milton Campigli
James Milton Campigli

/s/ Mohammad Naeem Akhtar
Mohammad Naeem Akhtar

/s/ Vincent Eagen
Vincent Eagen

/s/ Keith Graham
Keith Graham

/s/ Chris Walton
Chris Walton

/s/ Satish N. N. Numburi
Satish N. N. Numburi

/s/ Madhuri Suda
Madhuri Suda

/s/ Vivian Stark
Vivian Stark

/s/ Susan Poulter
Susan Poulter

/s/ Larry Webster
Larry Webster